UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2013

Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

On August 15, 2013, Dell Inc. (“Dell”) issued a press release announcing its financial results for its fiscal quarter ended August 2, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report. Concurrently with that press release, Dell also posted on its investor relations website a Letter from the Chief Financial Officer and an Earnings Presentation, which are furnished as Exhibits 99.2 and 99.3, respectively, to this report.

To supplement Dell’s condensed consolidated financial statements presented on the basis of accounting principles generally accepted in the United States of America (“GAAP”) which are furnished in Exhibit 99.1 to this report, Dell has presented information about non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP earnings per share (collectively, the “non-GAAP financial measures”), which are not measurements of financial performance under GAAP. A reconciliation of each historical non-GAAP financial measure to the most comparable GAAP financial measure for Dell’s fiscal quarter ended August 2, 2013 and certain prior fiscal periods is included in the tables set forth under the heading “Reconciliation of Non-GAAP Financial Measures” in Exhibit 99.1. In addition a detailed discussion of Dell’s reasons for including the non-GAAP financial measures and the limitations associated with those measures is included under “Use of Non-GAAP Financial Measures” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for net income, operating income, gross margin, operating expenses, and earnings per share prepared in accordance with GAAP.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report, including Exhibits 99.1, 99.2 and 99.3 hereto, is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01 — Financial Statements and Exhibits.

Dell herewith furnishes the following documents as an exhibit to this report:

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release Issued by Dell Inc., dated August 15, 2013

99.2	Letter from the Chief Financial Officer

99.3	Earnings Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date: August 15, 2013	By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Issued by Dell Inc., dated August 15, 2013

99.2	Letter from the Chief Financial Officer

99.3	Earnings Presentation